UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended
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☐	Definitive Proxy Statement
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☐	Soliciting Material under Section 240.14a-12
RIOT BLOCKCHAIN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear fellow Stockholder,

This letter is being sent to you as a reminder that your vote is very important with respect to the Annual General Meeting of stockholders (the “AGM”) of Riot Blockchain, Inc. (“Riot” or the “Company”) to be held on July 27, 2022 at 9:00 a.m. (Eastern Time).

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

You are being invited to vote on the following proposals:

1.	The election of the sole Class I director nominee to serve on the Board of Directors for a term expiring at the 2025 Annual General Meeting of stockholders.

2.	Ratification of the engagement of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	Advisory approval of the compensation of the Company’s named executive officers.

4.	Approval of the amendment of the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance.

5.	Approval of the Third Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan to increase the number of shares reserved for issuance.

The Board of Directors of Riot Blockchain, Inc. UNANIMOUSLY recommends that Riot stockholders vote FOR each proposal.

HOW TO VOTE

Please vote your shares, via the methods as set out below, by following the instructions included on your proxy card:

✔	Vote by Internet:
•	Before the Meeting – www.proxyvote.com
•	During the Meeting – www.virtualstockholdermeeting.com/RIOT2022

✔	Vote by Phone: 1-800-690-6903

✔	Vote by Mail: c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

IMPORTANT INFORMATION

This letter may be deemed to be solicitation material in connection with the proposals to be considered at the AGM. In connection with the proposals, Riot filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on June 17, 2022. Stockholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC as they contain important information about each proposal.

PARTICIPANTS IN THE SOLICITATION

Riot and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Riot’s stockholders in respect of the proposals to be considered at the AGM. Information about Riot’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2021, as amended on Form 10-K/A filed with the SEC on March 16, 2022 and May 2, 2022 respectively, filings on Form 3, 4 and 5 filed with the SEC, and the Company’s definitive proxy statement for the AGM filed with the SEC on June 17, 2022.